Exhibit 4.1

SEE REVERSE FOR IMPORTANT NOTICE REGARDING OWNERSHIP AND TRANSFER RESTRICTIONS AND CERTAIN OTHER INFORMATION INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON SHARES SEE REVERSE FOR CERTAIN DEFINITIONS SPECIMEN FULLY PAID AND NONASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.00001 PAR VALUE PER SHARE, OF FORGENT POWER SOLUTIONS, INC. transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation, as it may be amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers. WER SO O LU P T T I N O E N S G , R I D E N OF ELAWA R . C 0000001 CHIEF EXECUTIVE OFFICER CHIEF LEGAL OFFICER AND SECRETARY

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust) (Minor) under Uniform Gifts to Minors JT TEN - as joint tenants with right of survivorship and not as tenants Act TTEE - in trustee common under Agreement dated (State) Additional abbreviations may also be used though not in the above list. For value received, hereby sell, assign and transfer unto PLEASE IDENTIFYING INSERT SOCIAL NUMBER SECURITY OF ASSIGNEE OR OTHER . PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE. Shares of the common stock represented by this Certificate and do hereby irrevocably constitute and appoint , full attorney, power to of transfer substitution the said in the stock premises on the. books of the within-named corporation with DATED NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. SIGNATURE GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C RULE 17Ad-15.